Exhibit 4.1

              SPECIMEN COMMON STOCK CERTIFICATE

COMMON STOCK                                      COMMON
STOCK

------------------------                     ---------------
-
NUMBER ACA
         ATLANTIC COAST AIRLINES HOLDINGS, INC.                       SHARES
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-

                                        SEE REVERSE FOR
CERTAIN DEFINITIONS
                                              CUSIP 048396
10 5

    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES that

is the owner of


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

ATLANTIC COAST AIRLINES HOLDINGS, INC., transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned.
This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Restated Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
               /s/ Richard J. Kennedy        /s/ Kerry B.
Sheen
                 Secretary                     President

[SEAL]
                                 Countersigned and
Registered:
                                           CONTINENTAL STOCK
                                    TRANSFER & TRUST COMPANY
                                           (Jersey City, NJ)
                                                    Transfer
                                         Agent and Registrar

                                             Authorized
Officer
     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH
STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS,
DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING,
OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR
SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR
RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --                    as tenants in common      UNIF GIFT MIN ACT --
 .........................Custodian..........................

(Cust)                          (Minor)
TEN ENT --                    as tenants by the entireties  under Uniform
Gifts to Minors

JT TEN --                     as joint tenants with right
Act..........................................
                              of survivorship and not as
               (State)
                              tenants in common


               Additional abbreviations may also be used though not in the above list.

     For value received,
 ...........................................................h
ereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

 ............................................................
 ............................................................
 ............................................................
 ..........
 Please print or typewrite name and address including postal zip of assignee


 ............................................................
 ............................................................
 ............................................................
Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 ............................................................
 ............................................................
 ............................................................
 ...........
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,......................................................
 .....


                                   NOTICE:  The signature to
            this assignment must correspond with the name as
                                    written upon the face of
 the Certificate, in every particular, without alteration or enlargement, or any
                                            change whatever.


This certificate also represents Rights that entitle the holder hereof to certain rights as set forth in a Rights Agreement between the Corporation and Continental Stock Transfer & Trust Company, as Rights Agent, dated as of January 27, 1999, as it may be amended from time to time in accordance with its terms (the "Rights Agreement"), the terms, conditions and limitations of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or beneficially owned by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.